                                                                    Exhibit 10.1


                                LEASE AGREEMENT
                                ---------------


     THIS AGREEMENT is made the 9th day of October, 1992, by and between HOFFMAN ENTERPRISES,, a New York partnership having its principal office at 25 Corporate Circle, Albany, New York (the "Landlord") and ALBANY MOLECULAR RESEARCH, INC.,, a New York business corporation with its principal office at 877 25th Street, Watervliet, New York 12189 (the "Tenant").

                             W I T N E S S E T H:
                             -------------------

     The Landlord hereby leases to the Tenant a portion of the premises located at, and commonly referred to as 21 Corporate Circle, City of Albany, New York, including all improvements and buildings thereon (the "Property") consisting of approximately 11,375 square feet, which is more particularly described and cross hatched in yellow outline on the site plan attached hereto as Exhibit "A" (the "Premises"), for a term of ten (10) years to commence on the earlier of: (a) the date the Tenant occupies the Premises or (b) the lst day of November, 1992 (the "Commencement Date"), and to end on the 31st day of October, 2002, unless terminated earlier as provided herein (the "Lease Term"). The Premises is to be used and occupied by the Tenant only for small manufacturing of various types of chemical compounds and related purposes and warehouse distribution and general research with related office space and for no other use or purpose.

     1.   Annual Rent.  The Tenant shall pay to the Landlord annual rent for the
          -----------
Premises in accordance with the following schedule:

Term                                    Annual  Rent     Monthly  Rent
----                                    ------------     -------------

November 1, 1992 - April 30, 1993        $31,200.00*      $5,200.00
May 1, 1993      - October 31, 1993       56,956.25*       9,492.70
November 1, 1993 - October 31, 1994       88,156.25        7,346.35
November 1, 1994 - October 31, 1995       88,156.25        7,346.35
November 1, 1995 - October 31, 1996       88,156.25        7,346.35
November 1, 1996 - October 31, 1997       88,156.25        7,346.35
November 1, 1997 - October 31, 1998       93,843.75        7,820.31
November 1, 1998 - October 31, 1999       93,843.75        7,820.31
November 1, 1999 - October 31, 2000       93,843.75        7,820.31
November 1, 2000 - October 31, 2001       93,843.75        7,820.31
November 1, 2001 - October 31, 2002       93,843.75        7,820.31


* Based on six (6) months of the Lease Term, not twelve (12) months. Rent will be collected on a per diem basis if the Commencement Date occurs in October, 1992.

     The payments to be made by the Tenant to the Landlord shall be in accordance with the above schedule and shall hereinafter be called the "Rent." The Rent to be paid by the Tenant to the Landlord, as set forth above, shall be paid by the Tenant to the Landlord in equal consecutive monthly payments, in advance, on the first day of each and every month during the Lease Term, without offset, abatement, demand or any prior notice of any kind. All amounts required or provided to be paid by the Tenant under the Lease shall be deemed additional rent, and the failure to pay such additional rent shall in all instances be treated, without exception, as the failure to pay Rent.

     The Tenant shall be responsible for the payment of a late payment penalty in the amount of two percent (2%) of the unpaid portion of rent or additional rent for each and every unpaid installment of Rent or additional rent due under this Lease which remains unpaid for more than ten (10) days after the applicable due date under this Lease. The late penalty paid by the Tenant under this Section "1(B)" shall be deemed additional rent and the failure to pay such additional rent shall in all instances be treated, without exception, as the failure to pay rent.

     2.   Repairs and Maintenance.  The Landlord shall be responsible for the
          -----------------------
structural repairs of the roof, walls, floors of the Premises, and the common areas of the Property; however, the Landlord shall not be responsible for any repairs or maintenance necessitated by the negligence or actions or operations conducted by the Tenant at the Premises. The Tenant shall be responsible for the cost and expense of maintaining the HVAC system for the Premises. Except as set forth above as the Landlord's repair obligations, the Tenant shall take good care of the Premises and, at the Tenant's own cost and expense, shall make all other necessary repairs and maintenance to the Premises. At the end or other expiration of the Lease Term, the Tenant shall deliver the Premises in good order and condition, damages by the elements and fair wear and tear excepted.

     3.   Legal Compliance.  The Tenant shall execute and comply promptly with
          ----------------
all statutes, ordinances, rules, orders, regulations and requirements of the Federal, New York State and local governments and of any and all of their departments and bureaus, applicable to the Premises specifically occupied by the Tenant, for the correction, prevention and abatement of nuisances or other grievances, in, upon, or connected with, the Premises during the Lease Term; and also shall comply promptly with, and execute, all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense, if such rules, orders and regulations are the direct responsibility of the Tenant.

     4.   Assignment and Sublease.  The Tenant shall not assign this Agreement,
          -----------------------
or underlet or underlease the Premises, or any part of the Premises, or make any alterations of the Premises, without the Landlord's prior written consent in each instance. It is agreed and understood by the Tenant that in the event of any permitted assignment:

          A. The Tenant hereunder shall not be released or discharged from any and all liability under this Lease and that the Tenant shall evidence its continuing liability under this Lease by written assignment document acceptable to the Landlord;

          B. The consent by the Landlord to any assignment shall not waive or eliminate the requirement of the Landlord's consent to any subsequent assignment or sublease.

     This Lease shall be binding upon any of the successors or assigns of the Tenant's business, any purchaser of all or substantially all of the Tenant's assets. The use of the Premises and operation thereof by the proposed assignee shall in all respects comply with all applicable zoning laws, land use and environmental rules, regulations, laws, statutes, ordinances or items of similar impact including regulatory agency rules, etc.

     5.   Prohibited Activities.  The Tenant shall not occupy the Premises, or
          ---------------------
permit or suffer the same to be occupied, for any business or purpose deemed by the Landlord to be disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and, in the event of a breach of this prohibition, at the option of the Landlord the Lease Term shall cease immediately, as if it were the expiration of the original Lease Term.

     6.   Fire and Other Casualties.
          -------------------------

          A. The Tenant must give the Landlord prompt notice of any fire, accident, damage or dangerous or defective condition occurring at, or to, the Premises. If the Premises are rendered totally unusable because of fire or other casualty, the Tenant is not required to pay the Rent for the time the Premises are totally unusable, but only to the extent that the Landlord is receiving the proceeds from the Tenant's loss of rental value insurance coverage maintained under paragraph 30 herein. If a part of the Premises is usable, the Landlord need only repair the damaged structural parts of the Premises. The Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations. The Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under the Landlord's control.

          B. If a fire or other casualty is caused by an act, or the neglect, of the Tenant, the Tenant's employees or invitees, then all necessary repairs will be made at the Tenant's expense and the Tenant must pay the full Rent with no adjustment. The cost of such repairs are agreed to be additional rent.

          C. The Landlord has the right to demolish or rebuild any building on the Premises if there is substantial damage to it by fire or other casualty.
The Landlord may cancel this Lease within thirty (30) days after any substantial damage due to fire or other casualty by giving the Tenant notice of the Landlord's intention to demolish or rebuild. This Lease will end thirty (30) days after the Landlord's cancellation notice to the Tenant. The Tenant must deliver the Premises to the Landlord on or before the cancellation date in such notice and pay all rent due to the date of the fire or other casualty. If this Lease is canceled, the Landlord is not required to repair any portion of the Premises. Such a cancellation does not release the Tenant of liability in connection with such fire or other casualty if the casualty or fire is caused by the Tenant or the negligence or omission of the Tenant, its employees, invitees or agents. The provisions of this paragraph are intended to replace the terms of Section 227 of the New York Real Property Law.

     7.   Inspections and Alterations.  The Tenant agrees that the Landlord's
          ---------------------------
agents shall have the right to enter into and upon the Premises or any part thereof at all reasonable hours upon reasonable notice, except in an emergency situation, where the Landlord shall not be required to give any notice to the Tenant, for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

     8.   Landlord's Showing and Signs.  The Tenant agrees to permit the
          ----------------------------
Landlord or the Landlord's agents to show the Premises to persons wishing to hire or purchase the same. The Tenant agrees that, at any time within the last six (6) months of the Lease Term, the Landlord or the Landlord's agents shall have the right to place notices on the front of the Premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation. The Tenant may be permitted to erect a directory panel sign on the Industrial Park panel sign on Route 155, at its sole cost and expense. The directory panel sign shall be the same size as the directory panel signs for the other tenants of the industrial park. The Tenant may also erect, at its sole cost and expense, following the prior written consent of the Landlord which may be withheld in the Landlord's sole discretion, signage that fits within the glass front door for the Premises and further, provided such signage is in compliance with governmental law or requirements, to the extent applicable.

     9.   Deserted or Vacated Premises.  If the Premises or any part thereof
          ----------------------------
shall be deserted or become vacant during the Lease Term, or if any default be made in the payment of the Rent or any additional rent due hereunder or any part thereof for more than five (5) days after the respective due date, or notice of the nonpayment of additional rent by the Landlord to the Tenant, or if any default be made in the performance of any of the covenants contained in this Agreement other than the payment of Rent or additional rent for more than twenty
(20) days after written notice to the Tenant or violates any of the terms, covenants and conditions of the Stock Agreement (as defined herein), the Landlord or the Landlord's agents may re-enter the Premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of an intention to re-enter. Notwithstanding such action by the Landlord, the Tenant shall pay, at the same time as the Rent becomes payable hereunder, a sum equal to the Rent and additional rent due hereunder, and the Landlord may rent the Premises on behalf of the Tenant, reserving the right to rent the Premises for a period of time extending beyond the Lease Term, without releasing the Tenant from any liability. All such moneys so collected shall be applied in the following manner: first, to the expense of resuming or obtaining possession of the Premises; second, to the cost of restoring the Premises to a rentable condition or finish or improvements to the Premises for a new tenant; and, third, to the payment of the Rent, additional rent, and all other charges due, and to become due, to the Landlord. The Landlord acknowledges that it will utilize reasonable efforts to mitigate the Tenant's damages under this Section 9. Any surplus of such moneys then shall be paid to the Tenant at the expiration of the Lease Term, but the Tenant shall remain liable for any deficiency of such moneys.

     10.  Damages to Premises.  The Landlord may replace, at the Tenant's
          -------------------
expense, any and all broken glass in and about the Premises, if said broken glass has not been replaced by Tenant within seven (7) days after notice from Landlord to Tenant. Bills for the payment therefor shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect, and shall be due from, and payable by, the Tenant when rendered, and the amount thereof shall be deemed to be, and shall be paid as, additional rent. Any damage or injury to the Premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees or invitees shall be repaired as speedily as possible by the Tenant, at the Tenant's own cost and expense.

     11.  Obstructions to Access.  The Tenant shall not encumber or obstruct the
          ----------------------
sidewalk in front of, the entrance to, or any hallways and stairs of, the Premises, nor shall the Tenant allow the same to be obstructed or encumbered in any manner by any other person under Tenant's control or by Tenant's invitees.

     12.  Tenant's Signs.  The Tenant shall not place, or cause or allow to be
          --------------
placed, any sign or signs of any kind whatsoever at, in or about, the entrance to the Premises or any other part of the Premises, except in or at such place or places to which the Landlord has consented, in writing. If the Landlord or the

Landlord's agents shall deem it necessary to remove any such sign(s) in order to paint the Premises or any building thereon or to make any other repairs, alterations or improvements in or upon the Premises or any part thereof, the Landlord shall have the right to do so, providing such sign(s) be removed and replaced at the Landlord's expense, as promptly as possible after the completion of such painting, repairs, alterations or improvements.

     13.  Landlord's Liability.  The parties agree that the Landlord is exempt
          --------------------
from any and all liability for any damage or injury to person(s) or property caused by, or resulting from, steam, electricity, gas, water, rain, ice or snow, or any leak or flow of any gas or liquid from, or into, any part of the Premises and from any damage or injury resulting or arising from any other cause or happening whatsoever, unless such damage or injury be caused by, or be due to, the gross negligence of the Landlord. The Landlord's liability and the liability of the partners of the Landlord shall be absolutely limited, and the Landlord and the partners of the Landlord shall have no personal liability or obligation with respect to any provision of the Lease or any obligation or liability arising from this Lease or in connection with a default or breach by the Landlord of its obligations under this Lease. The Tenant agrees to look solely to the equity and insurance of the Landlord in the Premises and the insurance maintained by the Landlord on the Premises, as required hereunder, for the complete satisfaction of any remedies and causes of action of the Tenant against the Landlord or the partners of the Landlord. Such exculpation of liability in favor of the Landlord and its partners shall be absolute and without any exception whatsoever.

     14.  Repossession of Premises.  If default be made in any of the covenants
          ------------------------
contained in this Agreement, then the Landlord may re-enter the Premises, and the same to have again, re-possess and enjoy after the satisfaction of the applicable notice and cure periods for nonmonetary defaults as set forth in
Section 17 herein.

     15.  Subordination of Lease.  This Lease shall not be a lien against the
          ----------------------
Premises in respect to any mortgages that now are on, or that hereafter may be placed against, the Premises, and the recording of such mortgage(s) shall have preference and precedence and be superior and prior in lien of this Lease, irrespective of the date of their recording and the Tenant agrees to execute, without cost, any such instrument which the Landlord deems necessary or desirable to further effect the subordination of this Lease to any such mortgage(s). A refusal by the Tenant to execute such an instrument of subordination within thirty (30) days following the request of the Landlord shall entitle the Landlord or the Landlord's assigns to the option of canceling this Lease without incurring any expense or damage and the Lease Term hereby is expressly limited accordingly.

     16.  Security Deposit.  Tenant will deposit with the Landlord the sum of
          ----------------
$15,166.66 (the "Security Deposit") as security for the full and faithful performance by the Tenant of all of the terms, covenants and conditions of this Lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. The Security Deposit due from the Tenant hereunder will be paid by the Tenant in two installments; the first installment in the amount of Seven Thousand Three Hundred Forty-six and 35/100 Dollars ($7,346.35) will be due and payable on November 1, 1992 and the final installment of Seven Thousand Eight Hundred Twenty and 31/100 Dollars ($7,820.31) will be due and payable on or before December 15, 1993. In the event of a sale of the Premises, the Landlord shall have the right to transfer the Security Deposit to the vendor for the benefit of the Tenant and the Landlord shall be released by the Tenant from all liability for the return of such security, and the Tenant agrees to look to the new landlord solely for the return of said security, and it is agreed that this provision shall apply to every transfer or assignment made of the security to the new landlord. Tenant shall not mortgage, assign or encumber the Security Deposit without the written consent of the Landlord. Landlord may utilize all or a portion of the Security Deposit to cure or apply toward the cure of any of the Tenant's defaults under this Lease regardless of whether such default is a monetary or nonmonetary default, and Tenant shall redeposit with Landlord the entire Security Deposit or the amount utilized for the repair, whichever is less, within twenty (20) days following notice and demand from the Landlord.

     17.  Termination Upon Default.  It is expressly understood and agreed that
          ------------------------
if the Premises shall be deserted or vacated, or if default be made in the payment of the Rent for more than five (5) days after the respective due date, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this Lease, or if default be made in the performance of any of the terms, covenants and agreements of this Lease required to be performed by the Tenant for more than twenty (20) days after written notice from the Landlord, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, New York State or local governments, following appropriate notice, if any, as required under the applicable governmental statute, law or ordinance, or of any and all of their departments and bureaus, applicable to the Premises, or if the Tenant shall file, or subject to applicable Federal and New York State Law, there be filed against the Tenant, a petition in bankruptcy or similar arrangement, or if the Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act or the Landlord may, if the Landlord so elects at any time thereafter, terminate this Lease and the Lease Term, on giving to the Tenant the legal notice required) by Article VII of the New York State Real Property Actions and Proceedings Law, in writing of the Landlord's intention so to do, and this Lease and the Lease Term shall expire and come to an end on the date fixed in such notice as if such date were the date originally fixed in this Lease for the expiration of the Lease Term. Such notice shall be given in the manner set forth herein.

     18.  Water, Sewer Rents and Utilities.  The Tenant shall pay directly to
          --------------------------------
the applicable governmental jurisdiction or utility all rents or charges which may, during the Lease Term, be assessed or imposed for the water used or consumed in or on the Premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed. The Tenant shall pay any and all sewer rents or charges imposed upon the Premises. All such rents, charges or expenses shall be paid as additional rent and shall be added to the next month's Rent thereafter to become due.

     The Tenant shall pay for all electric and gas consumption fees and charges incurred by the Tenant directly to such utility provided, in its operation of its business in the Premises or its usage of the Premises throughout the term of the Lease.

     19.  Hazardous Activities.
          --------------------

          A. The Tenant will not, nor will the Tenant permit undertenants or other persons to, do anything in the Premises, or bring anything, or permit anything to be brought, into the Premises or to be kept therein, which will in any way increase the rate of fire insurance on the Premises, nor use the Premises or any part thereof, nor suffer or permit their use, for any business or purpose which would cause an increase in the rate of fire insurance on the Premises. If the Tenant violates this prohibition,, in addition to creating a default hereunder, pursuant to Paragraph 5, the Tenant agrees to pay on demand any such increase in fire insurance premiums.

          B. The Tenant shall comply with the environmental laws which include all federal, state, local and municipal laws, statutes, ordinances, rules, regulations, orders, decrees or requirements for regulating, relating to or imposing liability or standards of conduct concerning the use, storage, treatment, transportation, manufacture, refinement, handling, production and/or disposal of "Hazardous Materials" (as hereinafter defined), or otherwise pertain to environmental protection, as now or at any time hereafter in effect, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601; the Superfund Amendment and Reauthorization Act of 1986, Public Law 99-499, 100 Stat. 1613; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901; the Occupational Safety and Health Act, 29 U.S.C. Section 655 and Section 657; the Clean Air Act, 42 U.S.C. Section 7401; The Clean

Water Act, 33 U.S.C. Section 1251; the New York State Environmental Quality Review Act, New York State Environmental Conservation Law Section 8-1101; and The New York Environmental Conservation Law; together with all amendments thereto, substitutions therefore, rules and regulations promulgated thereunder and all amendments to and substitutions for the rules and regulations (the aforementioned are hereinafter called the "Environmental Laws"). The Tenant represents and warrants to the Landlord the following:

          (1) The Tenant or any responsible person acting on behalf of the Tenant will not use, store, treat, transport, manufacture, refine, handle or produce any hazardous or toxic substance on or about the Premises in any manner which would cause a violation of any applicable Environmental Law;

          (2) The Tenant or any responsible person acting on behalf of the Tenant will not permit or suffer or cause to permit the Premises to be, in any manner, in violation of any Environmental Law;

          (3) The Tenant or any person acting on behalf of the Tenant will not at any time dispose of any hazardous materials at or about the Premises or operate a hazardous waste treatment or storage or disposal facility;

          (4) The Tenant or any person acting on behalf of the Tenant will not create or suffer to create any condition at or about the Premises or any portion thereof which could subject the Tenant or Landlord to any liability for any remedial action or removal or for any other environmental clean-up of any kind or description; and

          (5) The Tenant shall defend, indemnify and hold the Landlord and the Landlord's employees, agents, partners, officers, directors and trustees from any and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and/or expenses of whatever kind or nature and/or any other environmental clean-up of any kind or description known, or unknown, contingent or otherwise arising out of or in any way relating to any past, present or future violation of any environmental law applicable at any time or arising out of any way relating to the enforcement of any such Environmental Law with respect to the Premises. The Tenant representations, warranties, obligations and liabilities under this Section 19.B. shall survive the term of this Lease, foreclosure or eviction of the Tenant from the Premises, any assignment or sublease under this Lease.

     20.  No Waiver of Performance.  The failure of the Landlord to insist upon
          ------------------------
a strict performance of any of the terms, conditions and covenants in this Agreement shall not be deemed a waiver of any rights or remedies that the Landlord may have, and such failure shall not be deemed a waiver of such or any subsequent breach or default in the same or any of the other terms, conditions and covenants herein.

     21.  Condemnation of Premises.  If the whole or any part of the Premises
          ------------------------
shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then the Lease Term shall cease and terminate from the date of title vesting in such proceeding and the Tenant shall have no claim against the Landlord for the value of any unexpired portion of the Lease Term. No part of any such award shall belong to the Tenant.

     22.  Abandonment of Fixtures.  If, after default in payment of rent or a
          -----------------------
violation of any other provision of this Lease, or upon the expiration of this Lease, the Tenant moves out of the Premises, or is dispossessed, and fails to remove any trade fixtures installed by the Tenant during the initial construction or other property owned by the Tenant prior to such default, removal or expiration of Lease, or prior to the issuance of the final order or execution of the warrant, then all of such fixtures and other property shall be deemed abandoned by the Tenant and the same shall become the property of the Landlord, without any additional consideration to the Tenant.

     23.  Fees.  The Landlord and the Tenant acknowledge and agree that the
          ----
Landlord will construct and build out the Premises for the account of the Tenants and to its specifications. The Landlord and the Tenant acknowledge and agree that the Tenant will reimburse the Landlord for its cost of building the Premises to the Tenant's specifications by the tender of 130,000 shares of the Tenant's common stock with a par value of .01 per share and 100,000 shares of the Tenant's Series A Convertible Preferred Stock. For purposes of this Lease, the leasehold improvements will be owned by the Tenant during the term of the Lease. At the expiration of the Lease Term, the leasehold improvements which comprise part of the Premises will revert to the Landlord at the expiration of the Lease Term, without payment or remuneration by the Landlord to the Tenant.

     24.  Rent Due After Repossession.  In the event that the relation of the
          ---------------------------
Landlord and the Tenant ceases or terminates by reason of the re-entry of the Landlord under the terms and covenants contained in this Agreement, or by the eviction of the Tenant by summary proceedings or otherwise, or after the abandonment of the Premises by the Tenant, it is hereby agreed that the Tenant shall remain liable for, and shall pay in monthly payments, the Rent which is scheduled herein to be paid subsequent to the date of such re-entry by the Landlord, and the Tenant expressly agrees to pay, as damages for such breach of the covenants contained herein, the difference between the Rent required in this Agreement and the Rent actually collected and received, if any, by the Landlord during the remainder of the unexpired original Lease Term. Such deficiency between the Rent required and the Rent collected shall become due and payable in monthly payments during the remainder of the unexpired Lease Term, as the amounts of such deficiency shall be ascertained by the Landlord from time to time. The Landlord acknowledges that it will utilize reasonable efforts to mitigate the Tenant's damages under this Section 23.

     25.  Rights of Redemption and Jury Trial.  The Tenant hereby waives all
          -----------------------------------
rights to redeem the Premises and the right to a jury trial under any laws of the State of New York and the Laws of the United States of America.

     26.  Acts of God and Governmental Emergencies.  This Lease and the
          ----------------------------------------
obligation of the Tenant to pay the Rent hereunder required to be performed by all of the other covenants and agreements hereunder required to be performed by the Tenant shall in no way be affected, impaired or excused because the Landlord is unable to supply, or is delayed in supplying, any service expressly or impliedly to be supplied or is unable to make, or is delayed in making, any necessary repairs, additions, alterations or decorations or is unable to supply, or is delayed in supplying, any necessary equipment or fixtures, if the Landlord is prevented or delayed from so doing by reason of an act of God or a governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been, or are, affected by war or other emergency.

     27.  No Rent Abatement.  No diminution or abatement of the Rent, or other
          -----------------
compensation, shall be claimed by, or allowed to, the Tenant for inconvenience or discomfort arising from the making of repairs or improvements to the Premises or to its components, to comply with any law, ordinance or order of a governmental authority; however, the Landlord will utilize its best efforts to cause said compliance to occur on a reasonably prompt basis. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the Rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made, or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not constituting gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any portion of the Lease Term when the Tenant is in default in respect to the payment of the Rent. There shall not be any abatement or diminution of the Rent because of the making of repairs, improvements or decorations to the Premises after the date set forth above for the commencement of the Lease Term (the "Commencement Date"), it being understood that the Tenant's obligation to pay Rent, in any event, shall commence to run on the Commencement Date. If the Landlord is undertaking any structural repairs to the Premises and such structural repairs materially interfere with the Tenant's use and operation, then the Landlord will render to the Tenant a fair and equitable reduction in the rent, calculated on a per diem basis, for only the time period that the Landlord is undertaking such structural repair work.

     28.  Delivery of Possession.  The Landlord shall not be liable for failure
          ----------------------
to give possession of the Premises to the Tenant upon the Commencement Date, if the reason for such failure is that a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. However, the Rent shall not commence until possession is given, or is available, to the Tenant, and the amount of the first such payment shall be reduced, on a per diem basis, to reflect the actual date of delivery of possession.

     29.  Real Estate Taxes; Other Expenses.
          ---------------------------------

          A.   Real Estate Taxes.  It is the intention and agreement of the
               -----------------
Landlord and the Tenant that the Tenant shall pay its proportionate share of the increase in the real property taxes imposed on the Property for each calendar year over the Base Period Real Property Taxes (as hereinafter defined). For the purposes hereof, Tenant's proportionate share shall be 22.7%, which is the percentage resulting from dividing the square footage of the Premises (11,375 square feet) by the total square footage of the building located on the Property (50,050 square feet) (hereinafter called the "Tenant's Share"). Additionally, the increase in real property taxes shall be the amount by which the real estate taxes for any particular calendar year exceeds $19,950 (the "Base Period Real Property Taxes"), which is the estimate of the real estate taxes assessed against the Property for the calendar year 1993 (the 1993 city/county taxes and the 1993-1994 school taxes on the Property). The Tenant's share of the increase in the Tenant's appropriate share of real estate taxes shall be determined in accordance with the following formula:

     Tenant's Share = (Real Property Taxes on Property (-) Base Period Real Property Taxes) (x) Tenant's Share

     Tenant's proportionate share of the increase in the real property taxes on the Property shall be additional rent and shall be paid by Tenant to Landlord within ten (10) days after written demand for the payment of the same by Landlord to Tenant is given.

Such demand shall be accompanied by a copy of the respective tax bills.

          B.   Snow Plowing.  The Tenant shall be responsible for its pro rata
               ------------
share of the snow plowing and snow removal costs Incurred by the Landlord for the Property. The Tenant's Share shall be determined by taking Landlord's total snow plowing and snow removal costs for each year for the Property and multiplying the same by the Tenant's Share (as previously defined) and the resulting product shall be due and payable by Tenant within twenty (20) days after the submission of a bill therefor. The Landlord shall obtain separate snow plowing and snow removal bills for the Property.

          C.   Other Expenses.  All other costs, expenses and obligations of
               --------------
every kind relating to the use and occupancy of the Premises, including all janitorial services (except as otherwise expressly provided in this Agreement) which may arise or become due during the Lease Term shall be paid by the Tenant and the Landlord shall be held harmless, indemnified and defended by the Tenant against all such costs, expenses and obligations.

     30.  Quiet Enjoyment.  The Landlord hereby covenants that the Tenant, on
          ---------------
paying the Rent and performing the other covenants required of the Tenant pursuant to this Agreement, shall and may peacefully and quietly have, hold and enjoy the Premises for the Lease Term, provided however, that this covenant shall be conditioned upon the Landlord's retention of title to the Premises.

     31.  Insurance.
          ---------

          A. The Landlord shall be responsible for providing and maintaining fire insurance on the shell of the Building, at its sole cost and expense and loss of rental value insurance coverage for the lease on the Premises or similar coverage providing substantially the same benefits. The Landlord covenants that it will keep the level of fire insurance coverage required under this Section 30(A) to a level that will prevent the Landlord from becoming a "co-insurer" of the Property.

          B. The Tenant shall be responsible for providing fire insurance with standard extended coverage and all risk endorsements for the full insurable value of all of the Tenant's leasehold improvements, merchandise, trade fixtures, plate glass, furnishings, wall coverings, floor covering, equipment and all items of the Tenant's personal property located within the Premises.

          C. The Tenant agrees to carry public liability insurance on the Premises during the Lease Term, naming the Landlord as an additional insured, providing single limit insurance of One Million Dollars ($1,000,000) and contractual liability coverage recognizing this Lease and naming the Landlord as an additional insured

          D. The Tenant agrees to carry business interruption insurance coverage for not less than one (1) year's Minimum Annual Rent due under the Lease. Such business interruption insurance coverage shall name the Landlord and its mortgagee as the loss payee, as their respective interests may appear. Prior to occupancy of the Premises, the Tenant shall provide the Landlord with copies of such insurance policies or certificates evidencing that such insurance is in full force and effect, stating the terms of such insurance. Notwithstanding anything in this Lease to the contrary, the Landlord shall be given a minimum of thirty (30) days prior written notice by the Tenant's insurance company prior to the cancellation, termination or change in such insurance.

     The Landlord, its agents and employees shall not be liable for, and Tenant waives all claims for damage including, but not limited to, consequential damages to persons, property or otherwise sustained by Tenant resulting from equipment being out of repair, Landlord's failure to keep any part of the Premises in repair, except for the Landlord's gross negligence in maintaining the structural portions of the Premises, injury done by natural elements, defect or failure of plumbing, heating or air-conditioning equipment, electrical wiring and insulation, gas, water and sewer pipes.

     32.  Scope of Tenant's Work; Cost.
          ----------------------------

          A. Landlord and Tenant agree that the build out of the Premises shall be in accordance with Exhibit "A" attached hereto. The Landlord shall be responsible for obtaining the final plans and specifications for the construction of the Premises which shall be substantially in accordance with the site plan attached hereto as Exhibit "A" (the "Final Plans and Specifications") and the Final Plans and Specifications shall be initialed by the parties hereto or referenced as Exhibit "A". Landlord shall be responsible for the completion of the construction work in accordance with the Final Plans and Specifications and the Landlord shall arrange for such construction with the contractors, materialmen and subcontractors of its choice. To partially reimburse the Landlord for its advance of funds for the build out of the Premises, Tenant shall deliver to the Landlord the sum of $50,000 (the "Buildout Feel"). The Buildout Fee shall be paid in three equal installments of Sixteen Thousand Six Hundred Sixty-six and 67/100 Dollars ($16,666.67), which shall be due and payable on December 1, 1992, January 1, 1992 and February 2, 1993. Said $50,000 is in addition to such other sums as Tenant is required to pay to the Landlord pursuant to this Lease. Any changes in the Final Plans and Specifications after the approval of such document shall not be binding on the Landlord until there is a binding written agreement on the cost for such change in the Final Plans and Specifications and the time period for the completion of the work contemplated by such change.

          B. Landlord and Tenant agree and acknowledge that the Rent includes an amount sufficient to reimburse Landlord for all amounts so advanced hereunder. In the event this Lease is terminated prior to its expiration date of September 30, 2002, Tenant shall pay to Landlord, upon such termination (a) $150,000 less (b) $1,667 multiplied by the number months that have elapsed from October 1, 1992 to the first day of the month of the lease termination, however, the Tenant will receive a dollar for dollar credit against any sums due hereunder for any payment made by the Tenant upon any acceleration of the Rent due under this Lease following an event of default under Section 23.

     33.  Miscellaneous.
          -------------

          A.   Notices and Addresses.  All notices and other communications
               ---------------------
required or permitted hereunder shall be made only in writing and shall be deemed given three days after mailing to a Party by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               To the Landlord:
               ----------------
               Hoffman  Enterprises
               25 Corporate  Circle
               Albany, New York

               With a copy to
               --------------
               Miller, Seeley & Segel, P.C.
               5 Washington Square
               Washington Avenue Extension
               Albany, New York  12205
               Attention:  Paul J. Goldman, Esq.

               To the Tenant:
               --------------
               Albany Molecular Research, Inc.
               877 25th Street
               Watervliet, New York  12189

By notice given pursuant to this Paragraph, either Party may designate any further or different address to which subsequent notices, offers or other communications to it shall be sent.

          B.   Titles and Captions.  All Section and Paragraph titles or
               -------------------
captions in this Agreement are for convenience of reference only. They shall not be deemed to be a part of this Agreement and in no way do they define, limit, extend or describe the scope or intent of any of the provisions hereof.

          C.   References.
               ----------

          (1) Any reference made herein to a Party, other person or document, by means of a shortened version of the proper name of same, shall be a reference to the appropriate Party, other person or document for whom such shortened name shall be explained parenthetically, upon the first mention herein of that Party, other person or document.

          (2) Any reference made herein to a "Section" or a "Paragraph" shall be a reference to the corresponding portion of this Agreement, unless specifically provided to the contrary in any such reference.

          D.   Pronouns and Plurals.  Whenever the context may require, any
               --------------------
pronoun used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural, and vice versa.

          E.   Further Action.  The Parties shall execute and deliver all
               --------------
documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

          F.   Applicable Law.  This Agreement shall be construed in accordance
               --------------
with, and be governed by, the laws of the State of New York.

          G.   Exclusive Agreement.  This Agreement constitutes the entire
               -------------------
agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. No covenant, representation or condition not expressed in this Agreement shall affect, or be deemed to interpret, change or restrict the express provisions hereof.

          H.   Trial By Jury.  It is mutually agreed between the Landlord and
               -------------
the Tenant that each of them shall, and hereby does, waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of, or in any way connected with, this Lease, the Tenant's use or occupancy of the Premises, and any claim of injury or damage related to any of the same.

          I.   Amendment or Termination.  Except as otherwise provided herein,
               ------------------------
this Agreement may be modified or amended only with the prior written approval of both Parties, and it may not be discharged or terminated except in writing.

          J.   Rights and Remedies.  The rights and remedies of the Parties set
               -------------------
forth herein shall not be mutually exclusive, and the implementation of one or more of the provisions of this Agreement shall not preclude the implementation of any other provision(s). Each Party hereby confirms that damages at law may be an inadequate remedy for a breach or threatened breach of any provision hereof. The respective rights and obligations hereunder shall be enforceable by specific performance, injunction or other equitable remedy, and nothing herein contained is intended to, or shall, limit or affect any rights at law, or by statute or otherwise, of either Party for a breach or threatened breach of any provision hereof, it being the intention by this Paragraph to make clear that the agreement of the Parties hereunder shall be enforceable in equity as well as at law or otherwise.

          K.   Separability.  Any provisions of applicable law which supersede
               ------------
or invalidate any provision hereof shall not affect the validity of the balance of this Agreement, and the remaining provisions hereof shall be enforced as if such superseded or invalid provision were deleted.

          L.   Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, all of which taken together shall constitute one agreement, binding on both Parties.

          M.   Authorization and Representation.  Each Party hereby severally
               --------------------------------
represents that it has been duly authorized to execute, deliver and perform this Agreement through its members, officers or agents signing on its behalf and affixing any appropriate seal hereto.

          N.   Binding Effect.  This Agreement shall be binding upon, and inure
               --------------
to the benefit of, the Parties and their successors, legal representatives and assigns.

          O.   Approvals.  Any approval or consent of any Party required for any
               ---------
matter hereunder shall be valid only if given in writing.

          P.   Brokerage Commission.  The Landlord and the Tenant acknowledge
               --------------------
and agree that Realty USA, and no other broker, brought about this Stock Agreement and that a brokerage commission shall be paid by the Landlord to Realty USA in accordance with the separate agreement between the Landlord and Realty USA.

     34.  Tenant Termination Option.  Notwithstanding anything to the contrary,
          -------------------------
if the Premises has not been substantially completed in accordance with the final plans and specifications on or before March 15, 1993, then the Tenant shall have the option to tender a termination notice to the Landlord, giving the Landlord fifteen (15) days notice to substantially complete the build out of the Premises in accordance with the final plans and specifications. If the Landlord fails to substantially complete the build out of the Premises within the fifteen
(15) day period set forth in the previous sentence, then thereafter this Lease shall be deemed to have been cancelled and to be of no further force and effect, and the parties shall be released of all further liability and obligation to each other.

     35.  Corporate Resolution.  The Tenant shall deliver a corporate resolution
          --------------------
of the Board of Directors and shareholders of the Tenant, authorizing the execution and delivery of this Lease.

     IN WITNESS WHEREOF, the individual party has set his hand and seal hereto and the corporate party has caused these presents to be signed by its proper corporate officer and caused its proper corporate seal to be affixed hereto, all on the day and year first above written.


                    LANDLORD:  HOFFMAN ENTERPRISES


                               By: /s/ Thomas Hoffman
                                  -------------------


                    TENANT:    ALBANY MOLECULAR RESEARCH, INC.


                               By: /s/ Harold M. Armstrong, Jr.
                                  -----------------------------
                                    Harold M. Armstrong, Jr.
                                    Chief Executive Officer

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF ALBANY    )

     On the 15 day of October, 1992, before me personally appeared Tom Hoffman, to me known, and known to me to be the person who executed the foregoing instrument and who being duly sworn by me did depose and say that he is a General Partner of Hoffman Enterprises, a General Partnership organized and existing under the laws of the State of New York, and that he executed the foregoing instrument in the partnership name of Hoffman Enterprises, and that he had the authority to sign same, and he acknowledged to me that he executed the same as the act and deed of said partnership.


                               /s/ Paul G. Goldman
                              --------------------
                              Notary Public - State of New York
                              My Commission Expires:



STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF ALBANY    )

     On the 15 day of October, 1992, before me personally came Harold M. Armstrong, Jr., to me known, who, being by me duly sworn, did depose and say that: he is the Chief Executive officer of Albany Molecular Research, Inc., the corporation described in, and which executed, the above instrument; and, he signed his name to that instrument by order of the Board of Directors of that corporation.



                               /s/ Paul G. Goldman
                              --------------------
                              Notary Public - State of New York
                              My Commission Expires:

                                  EXHIBIT "A"


                 Site Plan and Final Plans and Specifications



                           FLOOR PLAN TENANT FIT-UP
                          FLOOR PLAN - EXISTING SHELL
                            KARNER INDUSTRIAL PARK
               ALBANY, NEW YORK, ALBANY MOLECULAR RESEARCH, INC.
                        LAST REVISION  OCTOBER 7, 1992



                                  EXHIBIT "A"

                             AMENDMENT NUMBER 001

                                LEASE AGREEMENT

                                    BETWEEN

                              HOFFMAN ENTERPRISES

                                      AND

                        ALBANY MOLECULAR RESEARCH, INC.

     The purpose of this amendment is to correct first page of lease which defines square footage of space leased by tenant and payment due landlord as a result of increase in space being leased and also page twelve (12) which defines the percentage of building being occupied as a result of the increase.

     These two pages will replace pages one (1) and twelve (12) of original lease agreement dated October 9, 1992.

                                LEASE AGREEMENT
                                ---------------

     THIS AGREEMENT is made the 9th day of April 1996, by and between HOFFMAN ENTERPRISES, a New York partnership having its principal office at 25 Corporate Circle, Albany, New York (the "Landlord") and ALBANY MOLECULAR RESEARCH, INC., a New York business corporation with its principal office at 21 Corporate Circle, Albany, New York 12203 (the "Tenant").

                             W I T N E S S E T H:
                             -------------------

     The Landlord hereby leases to the Tenant a portion of the premises located at, and commonly referred to as 21 Corporate Circle, City of Albany, New York including all improvements and building thereon (the "Property") consisting of approximately 26,675 square feet, which is more particularly described and cross hatched in yellow outline on the site plan attached hereto as Exhibit "A" (the "Premises"), for a term of six (6) years and six (6) months to commence on the lst day of May, 1996 and to end on the 31st day of October, 2002, unless terminated earlier as provided herein (the "Lease Term"). The Premises is to be used and occupied by the Tenant only for small manufacturing of various types of chemical compounds and related purposes and warehouse distribution and general research with related office space and for no other use or purpose.

     1.   Annual Rent.  The Tenant shall pay to the Landlord annual rent for the
          -----------
Premises in accordance with the following schedule:

Term                                          Annual Rent     Monthly Rent
----                                          -----------     ------------
May 1, 1996        -  October 31, 1997        $182,231.25       $15,185.94
November 1, 1997   -  December 31, 1997        190,193.75        15,849.48
January 1, 1998    -  October 31, 1999         187,093.75        15,591.15
November 1, 1999   -  October 31, 2002         177,993.75        14,832.81

     The payments to be made by the Tenant to the Landlord shall be in accordance with the above schedule and shall hereinafter be after the date set forth above for the commencement of the Lease Term (the "Commencement Date"), it being understood that the Tenant's obligation to pay Rent, in any event, shall commence to run on the Commencement Date. If the Landlord is undertaking any structural repairs to the Premises and such structural repairs materially interfere with the Tenant's use and operation, then the Landlord will render to the Tenant a fair and equitable reduction in the rent, calculated on a per diem basis, for only the time period that the Landlord is undertaking such structural repair work.

     28.  Delivery of Possession.  The Landlord shall not be liable for failure
          ----------------------
to give possession of the Premises to the Tenant upon the Commencement Date, if the reason for such failure is that a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. However, the Rent shall not commence until possession is given, or is available, to the Tenant, and the amount of the first such payment shall be reduced, on a per diem basis, to reflect the actual date of delivery of possession.

     29.  Real Estate Taxes; Other Expenses.
          ---------------------------------

          A.   Real Estate Taxes.  It is the intention and agreement of the
               -----------------
Landlord and the Tenant that the Tenant shall pay its proportionate share of the increase in the real property taxes imposed on the Property for each calendar year over the Base Period Real Property Taxes (as hereinafter defined). For the purposes hereof, Tenant's proportionate share shall be 53.3, which is the percentage resulting from dividing the square footage of the Premises (26,675 square feet) by the total square footage of the building located on the Property (50,050 square feet) (hereinafter called the "Tenant's Share"). Additionally, the increase in real property taxes shall be the amount of which the real estate taxes for any particular calendar year exceeds $19,950 (the "Base Period Real Property Taxes"), which is the estimate of the real estate taxes assessed against the Property for the calendar year 1993 (the 1993 city/county taxes and the 1993-1994 school taxes on the Property). The Tenant's share of the increase in the Tenant's appropriate share of real estate taxes shall be determined in accordance with the following formula:

     Tenant's Share = (Real Property Taxes on Property (-) Base Period Real Property Taxes) (x) Tenant's Share

     Tenant's proportionate share of the increase in the real property taxes on the Property shall be additional rent and shall be paid by Tenant to Landlord within ten (10) days after written demand for the payment of the same by Landlord to Tenant is given.

     IN WITNESS THEREOF this Amendment has been executed as of the date below.

Date: 5/29/96                 LESSOR:

                              HOFFMAN ENTERPRISES

                              /s/ Thomas Hoffman
                              ----------------------------------------

                              LESSEE:

                              ALBANY MOLECULAR RESEARCH, INC.

                              _______________________________


                              /s/ Thomas D'Ambra
                              ----------------------------------------

                                   EXHIBIT A

                             [Copy of Floor Plan]

                             AMENDMENT NUMBER 002

                                LEASE AGREEMENT

                                    BETWEEN

                              HOFFMAN ENTERPRISES

                                      AND

                        ALBANY MOLECULAR RESEARCH, INC.


     The purpose of this amendment is to correct first page of lease which defines square footage of space leased by tenant and payment due landlord as a result of increase in space being leased, and Paragraph 29 on page twelve (12) which defines the percentage of building, and also the addition of Paragraph 36, Option of First Refusal, and Paragraph 37, Option of Purchase both contained on Page 18.

     These three pages will replace pages one (1), twelve (12) and page eighteen
(18) of original lease agreement dated October 9, 1992 and Amendment Number 001 dated April 9, 1996.

                                LEASE AGREEMENT
                                ---------------

     THIS AGREEMENT is made the First Day of December 21, 1997 by and between HOFFMAN ENTERPRISES, a New York partnership having its principal office at 25 Corporate Circle, Albany, New York (the "Landlord") and tenant, Albany Molecular Research Inc., 21 Corporate Circle, a New York Corporation.

                             W I T N E S S E T H:
                             -------------------

     The Landlord hereby leases to the Tenant the premises located at, and commonly referred to as 21 Corporate Circle, City of Albany, New York, including all improvements and buildings thereon (the "Property") consisting of approximately 50,052 square feet of combination office space and warehouse space which is more particularly described and cross hatched in yellow outline on the site plan attached hereto as Exhibit "A" (the "Premises"), for a term of 15 (Fifteen) years, lease to commence on December 1, 1997 (the "Commencement Date"), and to end on the last day of November 30, 2012, unless terminated earlier as provided herein (the "Lease Term").

1.         Annual Rent.
           ------------

           A. The Tenant shall pay to the Landlord annual rent for the Premises in accordance with the following schedule:


                Term                        Annual Rent          Monthly Rent
                ----                        -----------          ------------
December 1, 1997 - November 30, 2007        $275,286.00           $22,940.50
December 1, 2007 - November 30, 2012    Adjusted by the CPI for inflation but in
                                                 no event more than 10%

     The payments to be made by the Tenant to the Landlord shall be in accordance with the above schedule and shall hereinafter be called the "Rent." The Rent to be paid by the Tenant to the Landlord, as set forth above, shall be paid by the Tenant to the Landlord in equal consecutive monthly payments, in advance, on the first day of each and every month during the Lease Term, without offset, abatement, demand or any prior notice of any kind. All amounts required or provided to be paid by the Tenant under the Lease shall be deemed additional rent, and the failure to pay such additional rent in all instances be treated, without exception, as the failure to pay Rent.

          B. The Tenant shall be responsible for the payment of a late payment penalty in the amount of four percent (4%) of the after the date set forth for the commencement of the Lease Term (the "Commencement Date"), it being understood that the Tenant's obligation to pay Rent, in any event, shall commence to run on the Commencement Date. If the Landlord is undertaking any structural repairs to the Premises and such structural repairs materially interfere with the Tenant's use and operation, then the Landlord will render to the Tenant a fair and equitable reduction in the rent, calculated on a per diem basis, for only the time period that the Landlord is undertaking such structural repair work.

     28.  Delivery of Possession.  The Landlord shall not be liable for failure
          ----------------------
to give possession of the Premises to the Tenant upon the Commencement Date, of the reason for such failure is that a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. However, the Rent shall not commence until possession is given, or is available, to the Tenant, and the amount of the first such payment shall be reduced, on a per diem basis, to reflect the actual date of delivery of possession.

     29.  Real Estate Taxes; Other Expenses.
          ---------------------------------

          A.   Real Estate Taxes.  It is the intention and agreement of the
               -----------------
Landlord and the Tenant that the Tenant shall pay its proportionate share of the increase in the real property taxes imposed on the Property for each calendar year over the Base Period Real Property Taxes (as hereinafter defined). For the purposes hereof, Tenant's proportionate share shall be 100%, which is the percentage resulting from dividing the square footage of the Premises (50,052 square feet) by the total square footage of the building located on the Property (50,052 square feet) (hereinafter called the "Tenant's Share"). Additionally, the increase in real property taxes shall be the amount by which the real estate taxes for any particular calendar year exceeds $19,950 (the "Base Period Real Property Taxes"), which is the estimate of the real estate taxes assessed against the Property for the calendar year 1993 (the 1993 city/county taxes and the 1993-1004 school taxes on the Property). The Tenant's share of the increase in the Tenant's appropriate share of real estate taxes shall be determined in accordance with the following formula:

          Tenant's Share = (Real Property Taxes on Property (-) Base Period Real Property Taxes) (x) Tenant's Share.

     Tenant's proportionate share of the increase in the real property taxes on the Property shall be additional rent and shall be paid by Tenant to Landlord within ten (10) days after written demand for the payment of the same by Landlord to Tenant is given.

the parties shall be released of all further liability and obligation to each other.

     35.  Corporate Resolution.  The Tenant shall deliver a corporate resolution
          --------------------
of the Board of Directors and shareholders of the Tenant, authorizing the execution and delivery of this Lease.

     36.  Option to First Refusal.  Tenant shall have the right of first refusal
          -----------------------
to purchase 21 Corporate Circle. Tenant must respond within 48 hours (2 business days) of notification that an offer of Purchase has been received by Landlord.

     37.  Option to Purchase.  Tenant may opt to purchase the building for
          ------------------
$3,500,000 within one year of signing this amendment by depositing with Landlord a non refundable retainer of One Million Dollars. Balance 2.5 million to Purchase to be paid at the end of the 5th year of the Amendment, November 30, 2002.

     IN WITNESS WHEREOF, the individual party has set his hand seal hereto and the corporation party has caused these presents to be signed by its proper corporate officer and caused its proper corporation seal to be affixed hereto, all on the day and year first above written.


                            LANDLORD:  HOFFMAN ENTERPRISES


                              By: /s/ Thomas Hoffman
                                 ------------------------------------


                            TENANT:  ALBANY MOLECULAR RESEARCH, INC.


                              By: /s/ Thomas D'Ambra
                                 ------------------------------------

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